UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      OTHER EVENTS.

On August 1, 2014, Hanmi Financial Corporation, a Delaware corporation (the “Corporation”) and the parent company of Hanmi Bank (“Hanmi Bank”), a California state-chartered bank, received a waiver of the application requirements under the Bank Holding Company Act of 1956 from the Federal Reserve Bank of San Francisco (the “Federal Reserve Bank”), acting on delegated authority from the Board of Governors of the Federal Reserve System, in connection with the proposed merger of Central Bancorp, Inc., a Texas corporation (“CBI”) with and into the Corporation and the proposed merger of United Central Bank (“UCB”), the Texas state-chartered bank subsidiary of CBI, with and into Hanmi Bank.

On August 4, 2014, the California Department of Business Oversight (the “CDBO”) approved Hanmi Bank’s application to merge with UCB.

With the receipt of the waiver from the Federal Reserve Bank and the notice of approval from the CDBO, the Corporation and Hanmi Bank, which had previously announced receipt of approval for the merger from the Federal Reserve Bank under the Bank Merger Act on July 17, 2014, have received all necessary regulatory clearances to consummate the mergers.

“This is a momentous occasion for Hanmi Financial Corporation and Hanmi Bank,” said President and Chief Executive Officer, C. G. Kum.  “I am extremely pleased that the regulatory approvals process went smoothly.  With the anticipated completion of the merger, Hanmi is taking a significant step towards establishing its brand presence on a nationwide scale.  Through the expansion of our regional networks, we can continue to serve an increasingly diverse customer base and support the growth of the local communities we serve.”

The transaction, which was announced on December 16, 2013 and approved by the shareholders of CBI on April 17, 2014, is expected to be completed on August 31, 2014, subject to the satisfaction of other customary closing conditions.  The combined companies will operate as Hanmi Financial Corporation and Hanmi Bank, respectively, with banking operations conducted under the Hanmi Bank brand.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Hanmi Financial Corporation cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Hanmi Financial Corporation and Central Bancorp, Inc. including future financial and operating results, Hanmi Financial Corporation’s or Central Bancorp, Inc.’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and neither Hanmi Financial Corporation nor Central Bancorp, Inc. undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

/s/ C. G. Kum
Date: August 5, 2014	Name: C. G. Kum Title: President and Chief Executive Officer